SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2012

LYONDELLBASELL INDUSTRIES N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	001-34726	98-0646235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Stationsplein 45 3013 AK Rotterdam The Netherlands (Address of Principal Executive Offices)

Registrant’s Telephone number, including area code: 31 10 275 5500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

LyondellBasell Industries N.V. (the “Company”) has issued a press release this morning, October 26, 2012, announcing its earnings for the quarter ended September 30, 2012, a copy of which is furnished herewith as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure.

The Company is holding a conference call to discuss its third quarter 2012 results on October 26, 2012. Information about the call can be found in the press release furnished herewith as Exhibit 99.1.

A copy of the slide materials to be discussed on the conference call, which will be available at the time of the teleconference and afterwards, are furnished herewith as Exhibit 99.2. The slides can be accessed on the Company’s website at www.lyondellbasell.com.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release dated October 26, 2012

99.2 Presentation – LyondellBasell Industries N.V. Third Quarter 2012 Earnings

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LYONDELLBASELL INDUSTRIES N.V.

Date: October 26, 2012	By:	/s/ Karyn F. Ovelmen
Karyn F. Ovelmen
Executive Vice President

Exhibit Index

Exhibit	Description

99.1	Press Release dated October 26, 2012

99.2	Presentation – LyondellBasell Industries N.V. Third Quarter 2012 Earnings